Year-end Earnings Conference Call February 23, 2023 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman, President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director of Investor Relations

Fully engaged team committed to delivering best-in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 Best-in-class engagement, health and safety of our employees • Received Gallup Great Workplace Award for 10th consecutive year, achieving top decile employee engagement Addressing our customers’ most vital needs • Ranked first in residential customer satisfaction for gas by J.D. Power • 21% electric reliability improvement from 2021 to 2022 Supporting our communities • Largest producer of and investor in renewable energy in Michigan • Invested $2.5 billion with Michigan businesses in 2022, creating and sustaining more than 11,000 jobs across the state Delivering premium shareholder returns • Delivered strong 2022 operational performance and operating EPS1 growth of over 10% from 2021 original guidance midpoint • Reaffirming 2023 operating EPS guidance; executing on a series of one- time O&M actions to address recent electric rate case order and support the midpoint of guidance Operating EPS guidance midpoint $5.84 $6.25 2022 original guidance 2023 guidance 2023 operating EPS guidance midpoint provides 7% growth from 2022 original guidance midpoint; long-term operating EPS growth rate of 6% - 8%

$15 $18 $3.1 $3.6 2022 - 2026 prior plan 2023 - 2027 current plan $18.1 Increased customer-focused utility investment in 5-year plan supports 6% - 8% operating EPS1 growth through 2027 5 DTE Gas DTE Electric ~$23 billion DTE Electric DTE Gas DTE Vantage $18 $3.6 $1.0 - $1.5 95% of 5-year investment plan in utilities 2023 - 2027 $21.6 (billions) 5-year utility capital investment supports growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10-year utility capital plan of $45 billion

DTE Electric: transformational investments in generation and distribution; signed two of the largest voluntary utility contracts in the country

Significant progress on voluntary renewables in 2022

- Signed solar contracts with Ford and Stellantis; two of the largest renewable utility contracts in the country
- 2,250 MW currently subscribed to the voluntary renewables program

Accelerating decarbonization goals while ensuring reliability and affordability for our customers

- Two coal plant retirements in 2022 support cleaner energy future and lower O&M expense

Distribution infrastructure renewal

- Modernizing grid to support electrification, meet changing customer needs and prepare for increased extreme weather events
- Continuing reliability and resiliency investment focus



DTE Electric investment
(billions)
$15
$3
$8
$4
20%
$18
$5
$9
$4
Cleaner generation
Distribution infrastructure
Base infrastructure
2022 - 2026 prior plan
2023 - 2027 current plan

DTE 6

Significant progress on utility initiatives supports cleaner generation with focus on affordability 1. Definition of net zero included in the appendix 7 • Integrated Resource Plan (IRP) filing prioritizes electric reliability with a focus on decarbonization and affordability − Outlines generation transformation to achieve carbon reduction of 85% in 2035, 90% by 2040 and net zero1 by 2050 − Supports the Michigan economy and tax base with power generated in Michigan − Invests $9 billion over the next 10 years into Michigan’s economy supporting more than 25,000 jobs − Reduces cost of clean energy transition by $1.4 billion from previous plan • Inflation Reduction Act (IRA) and a distinctive culture of managing costs support customer affordability and position DTE for continued long-term growth • Electric rate case filing underpins reliability and cleaner generation investments − Second general rate case filing since 2019; executed significant customer- focused investments since that date while keeping base rates essentially flat − Majority of filing is attributable to capital, sales and the cost of debt − Continue practice of pursuing settlement with all stakeholders

DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero emissions

Successful 2022

- Completed 220 miles of main renewal; on track for additional 13-year investment plan
- Ranked first for residential customer satisfaction by J.D. Power

Capital investment opportunities focus on infrastructure improvements and decarbonization

- Gas renewal investments minimize leaks and reduce costs
- Base infrastructure enhances transmission, compression, distribution and storage
- Targeting to reduce greenhouse gas emissions by 65% by 2030, 80% by 2040 and net zero by 2050
- Reducing end-use customer emissions by 35% by 2040
- CleanVision Natural Gas Balance program allows customers to lower their emissions footprint with both carbon offsets and renewable natural gas (RNG)



DTE Gas investment
(billions)
$3.1
$1.5
$1.6
16%
$3.6
$2.0
$1.6
Base infrastructure
Gas renewal program
2022 - 2026
prior plan
2023 - 2027
current plan

DTE

8

DTE Vantage: strategic focus on decarbonization solutions for customers 1. Renewables includes wood and landfill gas facilities and new decarbonization opportunities 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9 Strong project development in 2022 and 2023 • Placed one RNG project and one custom energy solutions project in service in 2022 • Placing three RNG projects and one custom energy solutions project in service in 2023 • Executed long-term, fixed-fee custom energy solutions agreement in 2022 with Ford Motor Company for its new electric vehicle and battery manufacturing complex − Complex will be Ford’s largest EV manufacturing facility in North America; DTE to provide steam, hot and chilled water to Ford and electricity to Tennessee Valley Authority Capitalizing on a growing preference for cleaner, more efficient energy • Growth driven by strong development pipeline in RNG/renewables1 and custom energy solutions while expanding into carbon capture and sequestration − IRA improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and waste energy recovery to be more economic − Strong market growth supported by the federal RFS and California’s LCFS 2023 guidance 2027E Custom energy solutions Other RNG/renewables $115 - $125 $175 - $185 DTE Vantage operating earnings2 (millions) $1.0 - $1.5 billion capital investment 2023 – 2027

2021 2022 Variance Primary drivers DTE Electric $864 $961 $97 2021 tree trim deferral, accelerated deferred tax amortization in 2022 and lower O&M expenses partially offset by higher rate base costs and lower sales DTE Gas 214 272 58 Rate implementation and cooler weather partially offset by higher rate base costs DTE Vantage 176 93 (83) REF sunset at end of 2021 partially offset by higher custom energy solutions and RNG earnings Energy Trading 52 14 (38) Power portfolio performance partially offset by strong physical gas performance Corporate & Other (145) (144) 1 DTE Energy $1,161 $1,196 $35 Operating EPS from continuing operations $5.99 $6.10 $0.11 Avg. Shares Outstanding 194 196 2022 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10 (millions, except EPS)

Implementing lean actions to ensure a successful 2023 11 Detailed executive management review of first two years Annually create detailed 5-year plan with lean and invest strategies across the portfolio • Following our proven planning process to identify opportunities without impacting safety or reliability • Strong history of successfully achieving targeted results, including during the pandemic and the last recession • Lean actions include one-time O&M reductions − Delaying hiring − Reducing contractor workforce − Limiting overtime − Deferring maintenance work DTE’s robust planning process Current year condition Deploy lean strategies Deploy invest strategies

2023 operating EPS1 guidance midpoint provides 7% growth over 2022 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Energy Trading earnings are expected to be negative by approximately $20 - $30 million in 1Q due to timing that trues up later in the year 12 (millions, except EPS) 2023 guidance Drivers / comments DTE Electric $1,010 - $1,030 Distribution and cleaner generation investments DTE Gas 262 - 272 Continued main renewal and other infrastructure improvements DTE Vantage 115 - 125 New projects in service in 2H Energy Trading 20 - 30 Quarterly variances2 expected due to revenue recognition timing of contracted transactions Corporate & Other (150) - (136) Interest expense DTE Energy $1,257 - $1,321 Operating EPS $6.09 - $6.40

6% - 8% Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 3. Subject to Board approval 4. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix; 2023 - 2027 operating EPS average annual growth rate forecasted at 6% - 8% 13 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A • Increased 2023 annualized dividend 7.6% to $3.81 per share • Over 100 consecutive years of paying a cash dividend and 14th consecutive annual increase • Future dividend growth3 in line with operating EPS4 growth Continued balance sheet strength… …while providing a healthy dividend • Targeting equity issuances of $0 - $100 million annually through 2025 • Maintaining solid investment-grade credit ratings − Targeting 15% - 16% FFO1 / Debt2 5.5% 7.1% 7.6% 2010 - 2016 2017 - 2022 2023 Average annual dividend increase Operating EPS growth target 5% - 6% 5% - 7%

Delivered strong results in 2022; well-positioned for long-term growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 14 ✓ Strong operational and financial performance in 2022 ✓ 2023 operating EPS1 guidance midpoint of $6.25 provides 7% growth from 2022 original guidance midpoint ✓ Robust customer-focused capital investment plan supports clean energy transition and building the grid of the future ✓ Delivering operating EPS growth above the Midwest pure-play utility peer average over the last 10 years ✓ Operating EPS growth target of 6% - 8% through 2027 Delivering growth above Midwest pure-play utility peer average 7.2% 6.5% DTE Peer average Average year-over-year operating EPS growth 2013 - 2022

15 Appendix

Weather impact on sales 1. DTE Electric 2021 weather normalized data based on 2005 – 2019 weather and 2022 weather normalized data based on 2006 – 2020 weather 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 3. DTE Gas 2021 weather normalized data based on 2006 – 2020 weather and 2022 weather normalized data based on 2007 – 2021 weather 16 Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas 2021 2022 % Change Actuals 1,028 980 (5%) Normal 875 899 3% Deviation from normal 17% 9% 4Q 2021 4Q 2022 % Change 2021 2022 % Change Actuals 1,935 2,108 9% 5,845 6,422 10% Normal 2,191 2,177 (1%) 6,323 6,314 0% Deviation from normal (12%) (3%) (8%) 2% (millions) (per share) 4Q YTD 4Q YTD 2021 ($12) ($23) ($0.06) ($0.12) 2022 ($4) $11 ($0.02) $0.06 (millions) (per share) 4Q YTD 4Q YTD 2021 $1 $32 $0.01 $0.17 2022 ($3) $25 ($0.02) $0.13 (GWh) 2021 2022 % Change Residential 16,122 15,647 (3%) Commercial 19,038 19,011 0% Industrial 10,066 10,213 2% Other 216 210 (3%) 45,442 45,081 (1%)

Cash flow and capital expenditures 1. Includes equity issued for employee benefit programs 2. 2022 remarketing of the $1.3 billion debt associated with the convertible equity units is not reflected in issuances and redemptions for 2022 17 (millions) Cash flow Capital expenditures (billions) 2022 actuals 2023 guidance DTE Electric Base infrastructure $1,044 $1,200 New generation 117 500 Distribution infrastructure 1,457 1,500 $2,618 $3,200 DTE Gas Base infrastructure $357 $375 Gas renewal program 336 310 $693 $685 Non-utility $92 $300 - $400 Total $3,403 $4,185 - $4,285 2022 actuals 2023 guidance Cash from operations1 $2.0 $3.2 Capital expenditures (3.4) (4.2) Free cash flow ($1.4) ($1.0) Dividends (0.7) (0.8) Other (0.2) - Net cash ($2.3) ($1.8) Debt financing2 Issuances $2.6 $2.6 Redemptions (1.6) (0.7) Total debt financing $1.0 $1.9 Equity financing $1.3 - Cash on hand - $0.1

IRA supports cleaner energy transition and customer affordability 18 Supports accelerated clean energy transition and customer affordability and eliminates the need for tax equity structures • Wind and solar production tax credit • Production tax credit for existing nuclear generation • Clean fuel production tax credits and biogas investment tax credits for RNG • Investment tax credits for combined heat and waste energy recovery and stand-alone energy storage • Increased tax credit for carbon capture and sequestration No material impact to our plan from corporate minimum tax • Accelerated depreciation • Tax credit carryforwards

IRP accelerates transition to cleaner energy future while ensuring reliability 1. Year-end generation mix represents one potential pathway and is subject to change 19 77% 45% 32% 15% 17% 19% 20% 21% 14% 12% 2% 19% 24% 28% 29% 20% 1% 14% 21% 31% 51% 62% 3% 3% 3% 5% 6% 6% 2005 2023 2027 2029 2036 2042 Coal Nuclear Natural gas Renewables Storage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Retire one unit at Belle River in 2025 and remaining unit in 2026 — Convert Belle River to 1,300 MW natural gas peaking resource in 2025 - 2026 • Add 800 MW of solar • Add 240 MW of battery storage Second 5 years (2028 - 2032) • Retire two units at Monroe in 2028 • Add 4,600 MW of renewables • Add 520 MW of battery storage Next 10 years (2033 - 2042) • Retire two units at Monroe in 2035 — Identifying dispatchable resources to replace Monroe units, including as a placeholder, a 950 MW natural gas plant with carbon capture and sequestration in 2035 • Add 10,000 MW of renewables • Add 1,050 MW of battery storage

2021 and 2022 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations 20 (Earnings per share2) Adjustments key on following slide

2021 and 2022 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 21 Adjustments key A. MPSC disallowance of certain capital project costs previously recorded — recorded in Operating Expenses — Asset (gains) losses and impairments, net B. (Gain) loss on sale of assets — recorded in Operating Expenses — Asset (gains) losses and impairments, net C. Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility D. One-time benefit expenses — recorded in Other (Income) and Deductions — Non-operating retirement benefits, net E. Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net F. Reversal of deferred revenue upon terminating a supply contract with a steel industry customer and settling all outstanding claims — recorded in Operating Revenues — Non-utility operations G. Adjustment to Income Tax Expense due to a tax law change in West Virginia H. One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense I. Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream's repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt J. State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense K. Discontinued operations of DT Midstream, including transactions costs related to the separation and tax-related adjustments

Reconciliation of reported to operating earnings (non-GAAP) 22 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.